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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         April 18, 2001

                      TOTAL CONTAINMENT, INC.
      (Exact name of registrant as specified in its charter)

  Pennsylvania                 0-23454               23-2394872
(State or other             (Commission            (IRS Employer
jurisdiction of)            File Number)            Ident. No.)
 incorporation

422 Business Center, A130 North Drive, Oaks, PA          19456
    (Address of principal executive offices)          (Zip Code)

                          (610) 666-7777
        Registrant's telephone number, including area code

                               N/A
  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     The Company's press release, dated April 23, 2001, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

       (a)  Exhibits.

            The following exhibit is filed herewith:

            99.1  Press Release, dated April 23, 2001, of
                  Total Containment, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOTAL CONTAINMENT, INC.

Dated:  April 23, 2001             /S/ John R. Wright, Jr.
                                   John R. Wright, Jr.,
                                   President and Chief Executive
                                   Officer



                          EXHIBIT INDEX

Exhibit
 Number

  99.1    Press Release, dated April 23, 2001, of Total
          Containment, Inc.